UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 3, 2003


                           IMMTECH INTERNATIONAL, INC.
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             (Exact Name of Registrant as Specified in its Charter)


         Delaware                      8733                   39-1523370
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      (State or Other        (Commission File Number)      (I.R.S. Employer
      Jurisdiction of                                     Identification No.)
      Incorporation)


 150 Fairway Drive, Suite 150, Vernon Hills, Illinois            60061
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       (Address of Principal Executive Offices)               (Zip Code)

      Registrant's telephone number, including area code:  (847) 573-0033
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                                 Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)

            Item 5.     Other Events.

            On November 26, 2003, Immtech International, Inc. ("Immtech") entered into a Testing Agreement with Medicines For Malaria Venture, a foundation established in Switzerland ("MMV") and The University of North Carolina at Chapel Hill, a public institution of higher education with administrative offices at Chapel Hill, North Carolina, United States of America ("UNC"), pursuant to which Immtech, with the support of MMV and UNC, will conduct a proof of concept study of the dicationic drug candidate DB289, including Phase II and Phase III human clinical trials, and will pursue drug development activities of DB289 alone, or in combination with other anti-malarial drugs, with the goal of obtaining marketing approval of a product for the treatment of malaria.

            Under the terms of the agreement, MMV has committed to advance funds to Immtech to pay for human clinical trials and regulatory preparation and filing costs for the approvals to market DB289 for treatment of malaria by at least one internationally accepted regulatory body and one malaria endemic country. Immtech has forecasted such costs to be approximately $8.2 million over the next three years. MMV has agreed to fund the forecasted amount based on progress achieved, including payment to Immtech of approximately $668,000 in respect of human clinical trials conducted in 2003. UNC will receive approximately $50,000 for its work to evaluate synergistic qualities of other drugs that may be used in combination with DB289 as a malarial drug "cocktail".

            Attached below is Exhibit 10.1, the Testing Agreement effective as of November 26, 2003, among Medicines for Malaria Venture, Immtech International Inc., and The University of North Carolina At Chapel Hill.

The following exhibits are filed with this report:


  Exhibit Number                            Description
  --------------                            -----------

       10.1 Testing Agreement effective as of November 26, 2003 among Medicines for Malaria Venture, Immtech International Inc., and The University of North Carolina at Chapel Hill

                                   SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         IMMTECH INTERNATIONAL, INC.


                                         By:  /s/ T. Stephen Thompson
                                         ---------------------------------------
                                         Name:  T. Stephen Thompson
                                         Title: Chief Executive Officer and
                                                President

Dated:  December 3, 2003